UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): January 6, 2014

                          SYNERGY RESOURCES CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Colorado                     001-35245              20-2835920
---------------------------      ---------------------   --------------------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
of incorporation)                                         Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
          -----------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
                     ---------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01   Regulation FD Disclosure

      On January 7, 2014, the Company will host a conference call to take place at 12:00 p.m. Eastern time. The purpose of the conference call is to discuss the Company's operating results for the three months ended November 30, 2013. The dial-in numbers are:

            Toll Free:  (877) 407-9122

            International:  (201) 493-6747

      The conference call will be webcast simultaneously, which can be accessed via this link: http://syrginfo.equisolvewebcast.com/q1-2014 and via the investor section of the Company's website at www.syrginfo.com.

      Please call the conference telephone number 5 to 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, contact Jon Kruljac with Synergy Resources at (970) 737-1073.

      A replay of the call will be available after 3:00 p.m. Eastern time on January 7, 2014 and until January 21, 2014.

            Replay Dial-In Numbers:

            (877) 660-6853 - Toll free (US and Canada) (201) 612-7415 -
            International Replay ID#411931



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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 6, 2014

                                 SYNERGY RESOURCES CORPORATION


                                 By: /s/ Frank L. Jennings
                                     -----------------------------------------
                                    Frank L. Jennings, Principal Financial
                                     Officer